                           NEW ISSUE - NOVEMBER 1996
                                                                      11/20/96
                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                                  CCMSC 1996-2

                      $223MM PUBLICLY OFFERED CERTIFICATES

                          SEQUENTIAL PAY REMIC CLASSES

=============================================================================================
                            Initial
                            Aggregate
             Ratings        Certificate
Class        S&P/DCR        Balance or           Approx.        Pass-           Weighted
                            Notional             Dollar         Through         Average
                            Amount               Price          Rate            Life*
                                                                (approx.)       (approx.)
---------------------------------------------------------------------------------------------
A-1          AAA/AAA        $ 53,977,671          101-02        6.75%           5.42 yrs
---------------------------------------------------------------------------------------------
A-2          AAA/AAA        $128,080,472          101-07        7.00%           9.15 yrs
---------------------------------------------------------------------------------------------
X            ---/AAA        $261,954,164            8-02        Variable        8.60 yrs
                                                                **
                                                                (Interest
                                                                Only)
---------------------------------------------------------------------------------------------
B            AA/AA          $ 17,027,021          100-13        7.00%           9.76 yrs
---------------------------------------------------------------------------------------------
C            A/A            $ 15,717,250           99-21        7.00%           9.89 yrs
---------------------------------------------------------------------------------------------
D            BBB/BBB        $ 13,097,708           98-05        7.00%           9.92 yrs
---------------------------------------------------------------------------------------------
E            BBB-           $  5,239,083           95-26        7.00%           9.92 yrs
             /BBB-
---------------------------------------------------------------------------------------------
F            Not                     N/A             N/A        7.00%           9.92 yrs
             Offered
---------------------------------------------------------------------------------------------
G            Not                     N/A             N/A        7.00%           9.92 yrs
             Offered
---------------------------------------------------------------------------------------------
H            Not                     N/A             N/A        7.00%           9.98 yrs
             Offered
=============================================================================================

                     (TABLE RESTUBBED FROM ABOVE)

                                 Expected
               Principal         Final as
Class          Window*           of Date         Price Talk (bps)
-------------------------------------------------------------------------------
A-1            0.09-6.67         7/03            55 area
-------------------------------------------------------------------------------
A-2            6.67-9.75         9/06            72-75
-------------------------------------------------------------------------------
X              0.09-             12/06           300-325
               10.00                             (to maturity)


-------------------------------------------------------------------------------
B              9.75-9.84         10/06           82-85
-------------------------------------------------------------------------------
C              9.84-9.92         11/06           92-95
-------------------------------------------------------------------------------
D              9.92-9.92         11/06           115-120
-------------------------------------------------------------------------------
E              9.92-9.92         11/06           150-155

-------------------------------------------------------------------------------
F              9.92-9.92         11/06                -

-------------------------------------------------------------------------------
G              9.92-9.92         11/06                -

-------------------------------------------------------------------------------
H              9.92-             12/06                -
               10.00
===============================================================================


* WEIGHTED AVERAGE LIFE AND PRINCIPAL WINDOW ASSUME NO PREPAYMENTS, MODIFICATIONS, LOSSES OR EXTENSIONS.

**   THE PASS-THROUGH RATE ON THE CLASS X IS EQUAL TO THE EXCESS, IF ANY, OF
     (I)THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES ON THE MORTGAGE LOANS OVER (II) THE WEIGHTED AVERAGE OF THE PASS-THROUGH RATES OF THE OTHER CLASSES (OTHER THAN THE RESIDUAL CLASS).



SETTLEMENT DATE:    On or about December 18, 1996.

COLLATERAL:         96 Loans: approximately 98% Multifamily, 2% Mobile Home
                    Community.

LOAN SELLERS:       The Chase Manhattan Bank and Paine Webber Real Estate
                    Securities.

WA DSCR:            1.43x.

WA LTV:             72.83% at the Cut-off Date (64.99% at Maturity).


CALL PROTECTION:    100% of the mortgages are protected by Lockout, Yield
                    Maintenance, and Fixed Penalties.

SERVICER:           The Chase Manhattan Bank.

SPECIAL SERVICER:   Lennar Partners, Inc.

UNDERWRITERS:       Chase Securities Inc. and PaineWebber Incorporated.

CHASE SECURITIES INC.                                PAINEWEBBER INCORPORATED
GREG MURPHY/MICHELLE MACKAY                          RENNY MENDEZ/JOHN OTIS
(212) 834-3813                                       (212) 713-4002

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS LISTED ABOVE, AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.
-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2



                               TABLE OF CONTENTS


                                                             PAGE
   I  SUBORDINATION LEVELS                                      1

  II  TRANSACTION SUMMARY                                       2

 III  CERTIFICATE STRUCTURE SUMMARY                           3-4

  IV  MORTGAGE LOAN/COLLATERAL SUMMARY                        5-7

   V  TEN LARGEST LOANS                                       8-9

  VI  SPONSOR CONCENTRATIONS                                   10

 VII  PREPAYMENT PREMIUMS & YIELD MAINTENANCE               11-14

 VIII INDIVIDUAL LOAN INFORMATION                           15-17

  IX  GEOGRAPHIC OVERVIEW MAP                                  18

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2


                              SUBORDINATION LEVELS

================================================
Credit         WA                    WA
Support        DSCR                  LTV
------------------------------------------------
30.5%          2.06x                 51%
------------------------------------------------
24.0%          1.88x                 55%
------------------------------------------------
18.0%          1.74x                 60%
------------------------------------------------
13.0%          1.64x                 63%
------------------------------------------------
11.0%          1.61x                 65%
================================================


--------------------------------------------
CLASS A-1
$54.0MM                       X
AAA/AAA                      $262.0MM
---------------------        (NOTIONAL)
CLASS A-2                    ---/AAA
$128.1MM
AAA/AAA
--------------------------------------------


--------------------------------------------
CLASS B
$17.0MM
AA/AA
--------------------------------------------


--------------------------------------------
CLASS C
$15.7MM
A/A
--------------------------------------------


--------------------------------------------
CLASS D
$13.1MM
BBB/BBB
--------------------------------------------


--------------------------------------------
CLASS E
$5.2MM
BBB-/BBB-
--------------------------------------------


--------------------------------------------
NON-OFFERED  CERTIFICATES
$28.8MM
(NOT OFFERED BY THE PROSPECTUS SUPPLEMENT)
--------------------------------------------

All Class Sizes Approximate
(S&P/DCR)

CHASE SECURITIES INC.                      PAINEWEBBER INCORPORATED


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS LISTED ABOVE, AND NOT BY CHASE COMMERCIAL MORTGAGE SECURITIES CORP. ("CHASE") OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS AND THE OTHER INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.
-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

                              TRANSACTION SUMMARY

ISSUER:                Chase Commercial Mortgage Securities Corp. - Series
                       1996-2.

OFFERED                Class A-1, Class A-2, Class X, Class B, Class C, Class
CERTIFICATES:          D, Class E.

LOAN SELLERS:          The Chase Manhattan Bank (47%) and Paine Webber Real
                       Estate Securities Inc. (53%).

RATING AGENCIES:       S&P/DCR.

LEGAL STRUCTURE:       Sequential pay REMIC classes rated AAA through BBB-
                       offered publicly; all other classes not offered publicly.

CUT-OFF DATE:          December 1, 1996.

SETTLEMENT DATE:       On or about December 18, 1996.

DISTRIBUTION DATE:     Monthly on the 19th or the next business day.

DELAY DAYS:            18.

SERVICER:              The Chase Manhattan Bank.

SPECIAL SERVICER:      Lennar Partners, Inc.

TRUSTEE/FISCAL AGENT:  LaSalle National Bank/ABN AMRO Bank N.V.

ERISA: Class A-1, A-2, and X may qualify for certain exemptions from the plan asset rules of ERISA.

SMMEA ELIGIBILITY:     The Certificates are not SMMEA eligible.

OPTIONAL TERMINATION:  4% Clean-Up Call.


CERTIFICATE            Each Class of Offered Certificates will be represented
REGISTRATION:          by one or more global Certificates registered in the
                       name of Cede & Co., as nominee of the DTC.

PRICING SPEED:         O% CPR.

UNDERWRITERS:          Chase Securities Inc. and PaineWebber Incorporated.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

                         CERTIFICATE STRUCTURE SUMMARY

DISTRIBUTION OF            The Available Distribution Amount will be
PRINCIPAL AND INTEREST:    applied as follows: (i) interest to the
                           Class A and Class X Certificates,
                           pro rata; (ii) principal to the
                           Class A Certificate Balances: first
                           to the A-1 then to the A-2 until
                           the Class A Certificate Balances
                           have been reduced to zero; (iii)
                           interest to the Class B
                           Certificates; (iv) principal to the
                           Class B Certificates until the
                           Class B Certificate Balance has
                           been reduced to zero: and, (v)
                           distributions of interest and
                           principal sequentially to the Class
                           C through H Certificates.
                           See page S-52 of the preliminary
                           Prospectus Supplement.

ALLOCATION OF LOSSES:      Realized losses from any Mortgage Loan
                           will be allocated in reverse alphabetical order starting with Class H.
                           See page S-57 of the preliminary
                           Prospectus Supplement.

REPORTS TO
CERTIFICATEHOLDERS:        The Paying Agent will furnish each
                           Certificateholder with: (i) distributions of principal and interest on each Class of Certificates, (ii)outstanding Mortgage
                           Loan and Certificate Balances and (iii)
                           delinquency and prepayment data.

                           Each quarter the Servicer will
                           provide Bloomberg, L.P., with: (i)
                           current and original net operating
                           income, and (ii) debt service
                           coverage ratios based on borrowers'
                           operating statements and occupancy
                           rates. Certificateholders may
                           obtain the same information from
                           the Servicer upon request.
                           See page S-61 of the preliminary
                           Prospectus Supplement.

SERVICER ADVANCING:       The Servicer will be required to make (i)
                          P&I Advances (excluding principal Balloon
                          Payments) and (ii) Servicing Advances
                          through liquidation of the Mortgage Loan subject to the absence of Nonrecoverable
                          Advances and any Appraisal Reductions
                          that may occur.
                          See page S-58 of the preliminary
                          Prospectus Supplement.

SPECIAL SERVICER          When a loan is more than 60 days
FLEXIBILITY:              delinquent, or upon the occurrence of
                          certain other events, the Servicer will
                          transfer its servicing responsibilities
                          to the Special Servicer. Loan extensions and modifications will be carried out by the Special Servicer prior to servicing transfer. The Special Servicer has the flexibility to modify loans, subject to the Servicing Standards set forth in the Pooling and Servicing Agreement.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

EXTENSION ADVISOR:        The Class A, Class B, Class C, Class D
                          and Class E Certificateholders will be
                          entitled to elect the Extension Advisor.
                          The initial Extension Advisor will be the Trustee or its Designee. The Special
                          Servicer will not be permitted to grant
                          any maturity extensions beyond the third anniversary of the original maturity date without written consent from the
                          Extension Advisor.
                          See page S-70 of the preliminary
                          Prospectus Supplement.

APPRAISAL REDUCTIONS:     By the time a loan becomes 120 days
                          delinquent, or upon the occurrence of
                          certain other events, an appraisal will
                          be obtained by the Special Servicer.  An
                          Appraisal Reduction may result, which
                          would reduce interest advanced and the
                          voting rights of the most subordinate
                          Class of Certificates.
                          See page S-60 of the preliminary
                          Prospectus Supplement.

PREPAYMENT PREMIUMS       All of the Mortgage Loans have prepayment
AND CHARGES:              protection during their terms except for
                          an open prepayment period which is not
                          more than 6 months prior to maturity.
                          20.3% of the Mortgage Loans have no open prepayment period.
                          The prepayment protection for 94% of the Mortgage Loans consists of a lock-out period followed by yield maintenance until the open prepayment period.
                          The remaining 6% of the Mortgage Loans
                          have either (i) a yield maintenance
                          period followed by a prepayment premium period until the open prepayment period or (ii) a lock-out period followed by a prepayment premium period until the open prepayment period.

REPRESENTATION AND        Each Mortgage Loan Seller will make
WARRANTIES:               certain representations and warranties
                          with respect to each Mortgage Loan.
                          See page S-44 of the preliminary
                          Prospectus Supplement.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

                        MORTGAGE LOAN/COLLATERAL SUMMARY

MORTGAGE POOL:          The Mortgage Pool will consist of 94
                        multifamily and 2 mobile home community, fixed-rate Mortgage Loans with an Initial Pool
                        Balance of approximately $261,954,164. See the following two pages for more detail on the Mortgage Loans.

CUT-OFF BALANCE:        $261,954,164.

AVERAGE LOAN SIZE:      $2,728,689.

WA COUPON:              8.43%.

WA DSC:                 1.43x.

WA LTV AT CUT-OFF:      72.83%.

WA LTV AT MATURITY:     64.99%.

PROPERTY LOCATIONS:     Properties are located in 22 states with the
                        two largest concentrations in Texas (15%) and Illinois (12%).

LARGEST LOANS:          The largest loan represents 6.03% of the
                        initial pool balance; the three largest loans represent 14.71%; the ten largest loans represent 35.56%. The four largest groups of loans having related borrowers are Insignia
                        (28.3%), Cardinal (20.3%), Inland (13.0%), and
                        Herscot (8.3%).

LOAN MATURITIES:        85% of the mortgage loans have original
                        maturities of ten years and 15% of the
                        mortgage loans have original maturities of 7 years.

WA LOAN MATURITY:       9.0 years


BALLOON PAYMENTS:       All Mortgage Loans require balloon payments at
                        maturity.


AMORTIZATION:           Approximately 80% of the Mortgage Loans
                        require constant monthly payments of principal
                        and interest based on 25 or 30 year
                        amortization schedules.  Approximately 20% of
                        the Mortgage Loans require payment of interest
                        only during the first thirty-six or thirty-
                        seven months after origination followed by
                        constant monthly payments of principal and
                        interest based upon a 25-year amortization
                        schedule.
-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

                               COLLATERAL SUMMARY

                            GEOGRAPHIC DISTRIBUTION

STATE                           NUMBER OF MORTGAGE             AGGREGATE CUT-OFF               PERCENTAGE OF INITIAL
                                LOANS                          DATE BALANCE                    POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------

Texas                           10                            $39,818,939                      15.20%

Illinois                         8                             31,483,134                      12.02

Florida                         11                             25,079,157                       9.57

Massachusetts                    3                             21,747,124                       8.30

Georgia                          4                             20,635,156                       7.88

Ohio                            19                             19,894,990                       7.59

Arizona                          2                             16,800,937                       6.41

New York                         5                             16,362,881                       6.25

Indiana                         12                             14,183,509                       5.41

13 Other States                 22                             55,948,337                      21.37
-----------------------------------------------------------------------------------------------------------------------------

            TOTAL               96                           $261,954,164                     100.00%


                     MORTGAGE RATES AS OF THE CUT-OFF DATE

                                NUMBER OF MORTGAGE          AGGREGATE CUT-OFF              PERCENTAGE OF INITIAL
MORTGAGE RATES                  LOANS                       DATE BALANCE                   POOL BALANCE
----------------------------------------------------------------------------------------------------------------------------

7.570%-7.999%                   21                          $115,338,197                     44.03%

8.000%-8.249%                    1                             5,203,634                      1.99

8.250%-8.499%                    2                             5,791,405                      2.21

8.500%-8.749%                    3                             8,608,117                      3.29

8.750%-8.999%                    9                            42,418,300                     16.19

9.000%-9.249%                   59                            81,808,864                     31.23

9.250%-9.375%                    1                             2,785,648                      1.06
----------------------------------------------------------------------------------------------------------------------------
             TOTAL              96                          $261,954,164                    100.00%


      THE WEIGHTED AVERAGE MORTGAGE RATE AS OF THE CUT-OFF DATE IS 8.43%.

                             CUT-OFF DATE BALANCES

                                    NUMBER OF MORTGAGE       AGGREGATE CUT-OFF               PERCENTAGE OF INITIAL
    CUT-OFF DATE BALANCES                  LOANS             DATE BALANCE                        POOL BALANCE
-------------------------------------------------------------------------------------------------------------------------

    $  484,500-$ 1,000,000                  27               $22,711,507                             8.67%

    $1,000,001-$ 2,000,000                  27                37,385,982                            14.27

    $2,000,001-$ 3,000,000                  17                42,906,942                            16.38

    $3,000,001-$ 4,000,000                   6                22,030,607                             8.41

    $4,000,001-$ 5,000,000                   4                17,100,148                             6.53

    $5,000,001-$ 9,000,000                   9                52,502,373                            20.04

    $9,000,001-$15,788,514                   6                67,316,606                            25.70
-------------------------------------------------------------------------------------------------------------------------

            TOTAL                           96              $261,954,164                           100.00%

                THE AVERAGE CUT-OFF DATE BALANCE IS $2,728,689.






-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

              DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE*


                                   NUMBER OF MORTGAGE       AGGREGATE CUT-OFF                  PERCENTAGE OF INITIAL
       RANGE OF DSCRS                     LOANS             DATE BALANCE                            POOL BALANCE
---------------------------------------------------------------------------------------------------------------------------

      1.036x to 1.199x                      7               $14,112,213                                5.39%

      1.200x to 1.299x                     20                35,100,325                               13.40

      1.300x to 1.399x                     35                53,493,022                               20.42

      1.400x to 1.499x                     19               102,132,848                               38.99

      1.500x to 1.599x                      5                19,600,414                                7.48

      1.600x to 1.699x                      6                25,579,462                                9.76

      1.700x to 1.980x                      4                11,935,881                                4.56
---------------------------------------------------------------------------------------------------------------------------

            TOTAL                          96              $261,954,164                              100.00%



* ALL DSCRS ARE CALCULATED TO INCLUDE PRINCIPAL (BASED UPON AN ASSUMED AMORTIZATION SCHEDULE) AND INTEREST PAYMENTS. THE WEIGHTED AVERAGE DSCR AS OF THE CUT-OFF DATE IS 1.43X.

              RANGE OF LOAN TO VALUE RATIOS AS OF THE CUT-OFF DATE


                                 NUMBER OF MORTGAGE            AGGREGATE CUT-OFF             PERCENTAGE OF INITIAL
        LTV RATIOS                      LOANS                     DATE BALANCE                    POOL BALANCE
-------------------------------------------------------------------------------------------------------------------------

     58.51% to 59.99%                     2                       $ 5,282,024                         2.02%

     60.00% to 64.99%                     7                        27,443,540                        10.48

     65.00% to 69.99%                    13                        36,316,633                        13.86

     70.00% to 73.32%                    17                        76,599,620                        29.24

     73.33% to 76.65%                    17                        46,554,605                        17.77

     76.66% to 79.99%                    24                        45,822,669                        17.49

     80.00% to 85.00%                    16                        23,935,074                         9.14
-------------------------------------------------------------------------------------------------------------------------

           TOTAL                         96                      $261,954,164                       100.00%

           THE WEIGHTED AVERAGE LTV AS OF THE CUT-OFF DATE IS 72.83%


                      RANGE OF REMAINING TERM TO MATURITY


    RANGE OF REMAINING         NUMBER OF MORTGAGE       AGGREGATE CUT-OFF                   PERCENTAGE OF INITIAL
       TERMS (MOS.)                   LOANS             DATE BALANCE                             POOL BALANCE
------------------------------------------------------------------------------------------------------------------------

         69 to  70                      2              $  7,549,523                                 2.88%

         71 to  80                     10                31,626,769                                12.07

         81 to 100                      0                         0                                 0.00

        101 to 110                     19               107,388,215                                41.00

        111 to 120                     65               115,389,215                                44.05
------------------------------------------------------------------------------------------------------------------------

          TOTAL                        96              $261,954,164                               100.00%

             THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY AS OF
                        THE CUT-OFF DATE IS 108 MONTHS.




-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

                           TEN LARGEST MORTGAGE LOANS


=============================================================================================================
                                                                  % OF
                                            AGGREGATE        AGGREGATE                              STATED
                                              CUT-OFF          CUT-OFF          MORTGAGE         REMAINING
DEAL NAME                                        DATE             DATE              RATE              TERM
-------------------------------------------------------------------------------------------------------------
Plantation Creek                          $15,788,514            6.03%             7.93%               110
-------------------------------------------------------------------------------------------------------------
Wood Creek                                 12,809,549            4.89%             7.93%               110
-------------------------------------------------------------------------------------------------------------
North Shore Estates                         9,919,807            3.79%             7.75%               109
-------------------------------------------------------------------------------------------------------------
Princeton Park                              9,608,266            3.67%             8.75%               117
-------------------------------------------------------------------------------------------------------------
Four Winds                                  9,607,162            3.67%             7.93%               110
-------------------------------------------------------------------------------------------------------------
Princeton Place                             9,583,309            3.66%             8.75%               117
-------------------------------------------------------------------------------------------------------------
Stoney Creek                                6,994,899            2.67%             7.88%               109
-------------------------------------------------------------------------------------------------------------
French Quarter                              6,945,236            2.65%             7.88%               109
-------------------------------------------------------------------------------------------------------------
Copper Mill                                 6,052,324            2.31%             7.88%               109
-------------------------------------------------------------------------------------------------------------
Cobblestone Square Apts.                    5,839,829            2.23%             8.75%               117
-------------------------------------------------------------------------------------------------------------

TOTAL/WEIGHTED AVERAGE                    $93,148,894           35.56%             8.12%               112
-------------------------------------------------------------------------------------------------------------

=============================================================================================================



====================================================================================

                                                         CUT-OFF               LTV
                                                        DATE LTV          RATIO AT
DEAL NAME                                 DSCR             RATIO          MATURITY
------------------------------------------------------------------------------------
Plantation Creek                         1.49x            72.76%            64.18%
------------------------------------------------------------------------------------
Wood Creek                               1.43x            73.20%            64.57%
------------------------------------------------------------------------------------
North Shore Estates                      1.51x            76.31%            67.13%
------------------------------------------------------------------------------------
Princeton Park                           1.63x            78.76%            70.23%
------------------------------------------------------------------------------------
Four Winds                               1.41x            67.18%            59.27%
------------------------------------------------------------------------------------
Princeton Place                          1.46x            72.60%            64.74%
------------------------------------------------------------------------------------
Stoney Creek                             1.43x            68.58%            60.48%
------------------------------------------------------------------------------------
French Quarter                           1.64x            77.17%            68.05%
------------------------------------------------------------------------------------
Copper Mill                              1.48x            62.40%            55.03%
------------------------------------------------------------------------------------
Cobblestone Square Apts.                 1.36x            73.00%            65.10%
------------------------------------------------------------------------------------

TOTAL/WEIGHTED AVERAGE                   1.48X            72.58%            64.20%
------------------------------------------------------------------------------------

====================================================================================

DESCRIPTION:

PLANTATION CREEK Plantation Creek is a 484-unit multifamily property, situated on 35 acres of land, consisting of 35 two and three story buildings constructed between 1976 and 1978. Total building area is 550,000 net rentable sf. The property is located in the Roswell Road section of Atlanta, Georgia, which is approximately 15 miles from Atlanta's central business district. Plantation Creek was approximately 94% occupied as of September 17, 1996.

WOOD CREEK Wood Creek is a 432 unit apartment complex situated on 19 acres of land with 39 two story buildings. The buildings were constructed in 1985 and have a total net rentable area of 354,000 sf. The property is located on South Gilford Road in Mesa, Arizona. As of September 17, 1996, Wood Creek had an occupancy of 93%.

NORTH SHORE ESTATES North Shore Estates is a 252 unit apartment property comprised of three 4 story midrise apartment buildings with a total of 202,608 square feet of net rentable area. The property is located in Highwood, Illinois. Highwood is a northern suburb of the city of Chicago and is situated along the shores of Lake Michigan approximately 30 miles north of Chicago's Central Business District.

PRINCETON PARK Princeton Park Apartments is 208 unit garden style apartment complex consisting of 7, three-story residential buildings with a rentable area of 166,896 sf. Five of the buildings were constructed in 1972 with the remaining two buildings constructed in 1987. The property is located in Lowell, Massachusetts, which is situated in the northwestern portion of the Boston metropolitan region.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

FOUR WINDS Four Winds is a 350 unit multifamily property situated on 37 acres of land with 33 two and three story buildings constructed in 1986. The total net rentable area is 312,000 sf. The property is located in Overland Park, Johnson County, a suburb of Kansas City, Kansas. As of September 17, 1996, Four Winds had an occupancy rate of approximately 97%.

PRINCETON PLACE Princeton Place Apartments is a 260 unit garden style apartment complex consisting of 10, three-story residential buildings with a net rentable area of 226,256 square feet. The buildings were constructed in 1986. The property is located in Worcester, Massachusetts which is approximately 40 miles west of Boston.

STONEY CREEK Stoney Creek is a 364 unit multifamily property situated on 15 acres of land with 17 two and three story buildings constructed in 1983, representing approximately 276,000 sf. of net rentable area. The property is located in the Amanda Lane section of northeast Dallas, Texas which is approximately 10 miles from the Dallas CBD. As of September 17, 1996, Stoney Creek had an occupancy rate of approximately 93%.

FRENCH QUARTER French Quarter Apartments is a 240 unit apartment complex comprised of four, five-story buildings each containing 60 units with a total net rentable area of 230,600 sf. The property is situated on approximately 14 acres and was constructed in 1970 and 1973. French Quarter is located in the Village of Carol Stream within DuPage County, approximately 27 miles northwest of the City of Chicago's Central Business District.


COPPER MILL Copper Mill is a 192 unit multifamily property situated on 13 acres of land with 12 two and three story buildings constructed in 1987, representing approximately 159,000 net rentable square feet. The property is located in the western part of Henrico County, approximately 20 minutes from Richmond's CBD, in an area known as the West End. As of September 17, 1996, Copper Mill had an occupancy rate of approximately 92%.

COBBLESTONE SQUARE APTS. Cobblestone Square apartments is a 228 unit garden style apartment complex comprised of 19 two and one-half story buildings with 456 parking spaces including 39 enclosed garage spaces. The property is located in Cicero, New York, a northern suburb of the Syracuse MSA.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2


            SPONSOR CONCENTRATIONS LESS THAN 5% OF CUT-OFF BALANCE

                                                                                                        WEIGHTED AVERAGES
==============================================================================================================================
                                              AGGREGATE                 % OF                            STATED
                            NUMBER         CUT-OFF DATE         INITIAL POOL         MORTGAGE        REMAINING
SPONSOR                   OF LOANS              BALANCE              BALANCE             RATE             TERM         DSCR
------------------------------------------------------------------------------------------------------------------------------
Insignia                        10          $74,122,294               28.30%            7.91%              110        1.45x
------------------------------------------------------------------------------------------------------------------------------
Cardinal                        48           53,187,215               20.30%            9.00%              119        1.30x
------------------------------------------------------------------------------------------------------------------------------
Inland                           9           34,087,084               13.01%            7.86%              110        1.62x
------------------------------------------------------------------------------------------------------------------------------
Herscot                          3           21,747,124                8.30%            8.75%              117        1.55x
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WA                        70         $183,143,717               69.91%            8.32%              113        1.44X
==============================================================================================================================

=========================================================
                              CUT-OFF               LTV
                             DATE LTV          RATIO AT
SPONSOR                         RATIO          MATURITY
---------------------------------------------------------
Insignia                       69.90%            61.66%
---------------------------------------------------------
Cardinal                       78.00%            69.92%
---------------------------------------------------------
Inland                         71.78%            63.25%
---------------------------------------------------------
Herscot                        75.02%            66.90%
---------------------------------------------------------
TOTAL/WA                       73.21%            64.97%
=========================================================


DESCRIPTION:

The following information has been provided to the Mortgage Loan Sellers by the sponsors. No representation is made as to the accuracy or completeness of such information.

INSIGNIA - As of January 1, 1996, Insignia managed more than 272,000 multifamily units, and was the largest multifamily property manager in the United States according to the National Multi Housing Council. Insignia is subject to the information requirements of the Exchange Act and is required to file reports and other information with the Commission.

CARDINAL - According to the National Multi Housing Council, as of January 1, 1996, Cardinal was the 13th largest manager of U.S. multifamily properties. Cardinal Industries, Inc., reorganized in 1992 as a publicly held corporation, changed its focus from a manufacturing and real estate development organization to a fee- based property management and investment services company, is now known as Cardinal. In connection with the reorganization of the company, a new president, chief executive officer, chief financial officer, as well as other officers were appointed. Cardinal is subject to the information requirements of the Exchange Act and is required to file reports and other information with the Commission.

INLAND - Inland Real Estate Investment Corp. (IREIC) is a wholly owned subsidiary of The Inland Group, Inc. IREIC's holdings include more than 20,000 apartment units, 9.5 million square feet of commercial property and approximately 10,000 acres of pre- development land in the Chicago area.

HERSCOT - James Herscot is the chairman of Princeton Properties Management, Inc., a property management company which he founded in 1973. Princeton Properties manages approximately 4,000 apartment units in Massachusetts, Maine and New Hampshire.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

               PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

RESTRICTIONS:

ALL OF THE LOANS HAVE PREPAYMENT PROTECTION, TYPICALLY A LOCK-OUT PERIOD FOLLOWED BY A YIELD MAINTENANCE PERIOD AND/OR A FIXED PERCENTAGE PENALTY THEREAFTER. 51.3% of the loans become freely prepayable 6 months prior to maturity, 28.4% become freely prepayable 3 months prior to maturity, and the remaining 20.3% of the loans require Yield Maintenance through maturity.

ALLOCATION OF PREMIUMS AND CHARGES:

PREPAYMENT PREMIUMS: 25% of Prepayment Premiums will be generally allocated to any class(es) receiving principal on the distribution date. Only Classes A, B, C, D and E will receive this distribution. All remaining amounts of Prepayment Premiums will be distributed to Class X. Please see page S-55 of the prospectus supplement for a description of the allocation of Prepayment Premiums.

YIELD MAINTENANCE CHARGES:  All Yield Maintenance premiums are calculated flat to Treasuries.  The fraction of Yield Maintenance
Charges distributed to principal paying bond classes is defined by:

         (Bond Coupon-Treasury Rate)/(Mortgage Rate-Treasury Rate),

not to exceed 1.0, where Treasury Rate is the appropriate Treasury yield used to calculate the Yield Maintenance Charge.

The fraction is applied to the Yield Maintenance Charge, to determine the amount allocated among Classes A, B, C, D, and E receiving principal on the distribution date. Class X will receive the remainder of any Yield Maintenance Charges. Please see page S-55 of the Prospectus Supplement for a description of the allocation of Yield Maintenance charges.

The following table and graph summarizes the amounts and percentages of the Pool Balance which is subject to a Lock-out Period, Yield Maintenance or Prepayment Premium on an annual basis over the life of the Trust (assuming no loan prepayments, modifications, defaults or extensions).

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

    AMOUNT & PERCENTAGE OF POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS

                               ($'S IN MILLIONS)


                            OUTSTANDING POOL BALANCE
------------------------------------------------------------------------------------------
                                                 MATURED OR
                       INITIAL POOL               AMORTIZED             REMAINING BALANCE
DATE                        BALANCE                  AMOUNT                   OUTSTANDING
------------------------------------------------------------------------------------------
                                                                    AMOUNT              %

12/1/96                      $262.0                     0.0          262.0         100.0%

12/1/97                      $262.0                     1.8          260.1          99.0%

12/1/98                      $262.0                     3.8          258.1          99.0%

12/1/99                      $262.0                     6.1          255.9          98.0%

12/1/00                      $262.0                     9.0          252.9          97.0%

12/1/01                      $262.0                    12.3          249.7          95.0%

12/1/02                      $262.0                    27.4          234.6          90.0%

12/1/03                      $262.0                    55.3          206.6          79.0%

12/1/04                      $262.0                    58.8          203.1          78.0%

12/1/05                      $262.0                    64.3          197.7          75.0%

12/1/06                      $262.0                   262.0            0.0           0.0%




            PREPAYMENT RESTRICTIONS APPLICABLE TO OUTSTANDING POOL BALANCE AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------
        LOCKOUT                   YIELD MAINTENANCE            PREPAYMENT PENALTY        PREPAYABLE W/O PENALTY
-----------------------------------------------------------------------------------------------------------------
AMOUNT             %             AMOUNT           %            AMOUNT           %         AMOUNT              %

$247.3            94.4%           14.6           5.6%            0.0          0.0%            0.0           0.0%

$245.6            94.4%           14.5           5.6%            0.0          0.0%            0.0           0.0%

$164.7            63.8%           91.6          35.5%            1.9          0.7%            0.0           0.0%

 $71.9            28.1%          182.1          71.2%            1.8          0.7%            0.0           0.0%

  $0.0             0.0%          239.0          94.5%           13.9          5.5%            0.0           0.0%

  $0.0             0.0%          236.0          94.5%           13.6          5.5%            0.0           0.0%

  $0.0             0.0%          217.5          92.7%            3.6          1.5%           13.5           5.8%

  $0.0             0.0%          204.9          99.2%            1.7          0.8%            0.0           0.0%

  $0.0             0.0%          201.4          99.2%            1.7          0.8%            0.0           0.0%

  $0.0             0.0%          104.5          52.8%            0.0          0.0%           93.2          47.2%

  $0.0             0.0%            0.0           0.0%            0.0          0.0%            0.0           0.0%


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2


             VOLUNTARY PREPAYMENT PROTECTION ON THE MORTGAGE LOANS



    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW REPRESENTS THE MATERIAL
     CONTENT OF GRAPHIC IMAGE(S) OMITTED FOR THE PURPOSE OF EDGAR FILING.]




                    12/1/96   12/1/97   12/1/98   12/1/99   12/1/00   12/1/01   12/1/02   12/1/03   12/1/04   12/1/05   12/1/06
                    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Lockout             $247.3    $245.6    $164.7    $ 71.9    $  0.0    $  0.0    $  0.0    $  0.0    $  0.0    $  0.0     $  0.0

Yield Maintenance     14.6      14.5      91.6     182.1     239.0     236.0     217.5     204.9     201.4     104.5        0.0

Prepayment Penalty     0.0       0.0       1.9       1.8      13.9      13.6       3.6       1.7       1.7       0.0        0.0

Open Prepay            0.0       0.0       0.0       0.0       0.0       0.0      13.5       0.0       0.0      93.2        0.0


-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2


            PREPAYMENT RESTRICTIONS IN EFFECT AS OF THE CUT-OFF DATE


ORIGINAL
TERM TO                      NUMBER               AGGREGATE           PERCENTAGE OF               LOCKOUT
MATURITY                         OF            CUT-OFF DATE                 INITIAL                PERIOD
(MOS.)                        LOANS                 BALANCE            POOL BALANCE                (MOS.)
----------------------------------------------------------------------------------------------------------
   84                             3             $12,753,137                   4.87%                     0

   84                             5              17,677,190                    6.75                 24/25

   84                             3               6,852,237                    2.62                    24

   84                             1               1,893,707                    0.72                    24

  120                             1               1,879,254                    0.72                     0

  120                            37              40,134,424                   15.32                    25

  120                            15              54,857,232                   20.94                    36

  120                            10              38,731,878                   14.79                    36

  120                            10              74,122,294                   28.30                    48

  121                            11              13,052,791                    4.98                    26
                               -------------------------------------------------------
TOTAL                            96            $261,954,164                 100.00%
                               =======================================================



                                                 YIELD
                                              MAINTENANCE                                PREPAYMENT
                                                 CHARGES              AND/OR              PREMIUMS                NO
                                            ----------------                          --------------            PENALTY
YIELD MAINTENANCE CHARGE OR                  BEGIN     END                            BEGIN      END            DURING
PREPAYMENT PREMIUM DESCRIPTION               MONTH    MONTH                           MONTH     MONTH            LAST
-----------------------------------------------------------------------------------------------------------------------
Less than of (i) 3% of UPB or                  1       60                              61        78              6 mos.
(ii) Yield Maintenance Charge
for the first 5 years then
and 1% in year 7

Less than of (i) 1% of UPB or              25/26       81                              n/a       n/a            3 mos.
(ii) Yield Maintenance Charge

Less than of (i) 1% of UPB or                 25       78                              n/a       n/a            6 mos.
(ii) Yield Maintenance Charge

Fixed at 5% in year 3, 4% in                 n/a      n/a                               25        81            3 mos.
year 4, 3% in year 5, 2% in
year 6 and 1% in year 7

Less than of (i) 3% of UPB                     1       84                               85       114            6 mos.
or (ii) Year Maintenance
Charge for the first 7 years,
then fixed at 3% in year 8,
2% in year 9, 1% in year 10

Less than of (i) 1% of UPB                    26      120                              n/a       n/a            0 mos.
or (ii) Yield Maintenance Charge

Less than of (i) 1% of UPB or                 37      117                              n/a       n/a            3 mos.
(ii) Yield Maintenance Charge

Less than of (i) 1% of UPB or                 37      114                              n/a       n/a            6 mos.
(ii) Yield Maintenance Charge

Less than of (i) 1% of UPB or                 49      114                              n/a       n/a            6 mos.
(ii) Yield Maintenance Charge

Less than of (i) 1% of UPB or                 27      121                              n/a       n/a            0 mos.
(ii) Yield Maintenance Charge


As used above, "n/a" means not applicable.
As used above, "UPB" means unpaid principal balance.

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

                          INDIVIDUAL LOAN INFORMATION

ID DEAL NAME                        CITY              ST.     UNITS    OCC.     ORIGINATOR           CUT-OFF BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
 1 250 & 270 Clarkson Ave.          Brooklyn          NY       199      98%       Chase                $ 2,785,648
 2 443 Wrightwood Apts.             Chicago           IL       176      99%       Chase                $ 3,846,842
 3 451 Wrightwood Apts.             Chicago           IL       172      99%       Chase                $ 4,020,570
 4 Antoine Village                  Houston           TX       148      90%       HCMC                 $ 1,879,254
 5 Applegate I                      Muncie            IN        54      94%       PW                   $   925,803
 6 Appleridge II                    Circleville       OH        54      96%       PW                   $   910,861
 7 Arrangement Apartments           Austin            TX       112      94%       Secore               $ 1,893,707
 8 Arrowtree Apartments             Okemos            MI       114      98%       Secore               $ 2,729,294
 9 Astorwood                        Stuart            FL        74      95%       PW                   $ 1,646,195
10 Atrium Braeswood                 Houston           TX       122      95%       Chase                $ 3,298,244
11 Barrington                       Clarkston         GA        48      94%       PW                   $ 1,019,554
12 Beckford Place                   New Castle        IN        42      98%       PW                   $   716,550
13 Camellia Court II                Columbus          OH        41      88%       PW                   $   946,129
14 Camellia Ct Dayton               Dayton            OH        58      98%       PW                   $ 1,097,000
15 Cedargate Michigan City          Michigan City     IN        54      98%       PW                   $   798,755
16 Cobblestone Square Apt.          Cicero            NY       228     100%       Chase                $ 5,839,829
17 Cooper's Pointe                  North Charleston  SC       192      98%       Secore               $ 4,216,783
18 Copper Mill                      Richmond          VA       192      92%       Secore               $ 6,052,324
19 Countryside                      Countryside       IL        54      94%       Chase                $ 1,315,372
20 Dover Place II                   Eastlake          OH        65      94%       PW                   $ 1,625,000
21 Dover Place III                  Eastlake          OH        31      97%       PW                   $   770,000
22 Dover Place IV                   Eastlake          OH        72      86%       PW                   $ 1,870,000
23 El Vecino                        Colorado Springs  CO       174      77%       HCMC                 $ 3,912,151
24 Forbus Hills Apartments          Poughkeepsie      NY        70      94%       HCMC                 $ 2,237,404
25 Forest Park MH Park              Plattekill        NY       230     100%       Chase                $ 3,000,000
26 Forsythia I                      Abingdon          MD        76      89%       PW                   $ 2,087,508
27 Four Winds                       Overland Park     KS       350      97%       Secore               $ 9,607,162
28 Fox River                        Fox River Grove   IL        48      94%       Chase                $ 1,339,174
29 French Quarter                   Carol Stream      IL       240     100%       Chase                $ 6,945,236
30 Goldentree Apartments            Portage           MI       180      97%       Secore               $ 2,881,941
31 Greengate Apartments             West Palm Beach   FL       120     100%       Chase                $ 2,752,544
32 Greenglen                        Wheelersburg      OH        68     100%       PW                   $   994,500

                     (TABLE RESTUBBED FROM ABOVE)

ID       % OF                        NOTE           MATURITY           UND.           CUT-OFF          MATURITY
         POOL                        RATE             DATE             DSC              LTV              LTV
------------------------------------------------------------------------------------------------------------------
 1       1.06%                      9.375%           6/1/06            1.52             66%               56%
 2       1.47%                      7.750%           2/1/06            1.74             64%               56%
 3       1.53%                      7.750%           2/1/06            1.80             61%               54%
 4       0.72%                      8.260%           11/1/05           1.33             74%               66%
 5       0.35%                      9.000%           11/1/06           1.36             74%               66%
 6       0.35%                      9.000%           11/1/06           1.26             79%               70%
 7       0.72%                      9.040%           6/1/03            1.46             66%               62%
 8       1.04%                      7.570%           2/1/03            1.73             62%               57%
 9       0.63%                      9.000%           11/1/06           1.32             72%               64%
10       1.26%                      9.125%           11/1/06           1.27             79%               71%
11       0.39%                      9.000%           11/1/06           1.44             78%               70%
12       0.27%                      9.000%           11/1/06           1.35             80%               71%
13       0.36%                      9.000%           11/1/06           1.23             82%               74%
14       0.42%                      9.000%           11/1/06           1.33             81%               73%
15       0.30%                      9.000%           11/1/06           1.23             75%               68%
16       2.23%                      8.750%           9/1/06            1.36             73%               65%
17       1.61%                      7.880%           1/1/06            1.53             77%               68%
18       2.31%                      7.880%           1/1/06            1.48             62%               55%
19       0.50%                      7.750%           2/1/06            1.51             77%               68%
20       0.62%                      9.000%           11/1/06           1.26             84%               75%
21       0.29%                      9.000%           11/1/06           1.29             81%               73%
22       0.71%                      9.000%           11/1/06           1.33             81%               73%
23       1.49%                      8.330%           10/1/02           1.04             72%               65%
24       0.85%                      8.840%           6/1/03            1.35             75%               67%
25       1.15%                      8.750%           12/1/06           1.39             59%               48%
26       0.80%                      9.000%           11/1/06           1.18             84%               75%
27       3.67%                      7.930%           2/1/06            1.41             67%               59%
28       0.51%                      7.750%           1/1/06            1.98             67%               59%
29       2.65%                      7.875%           1/1/06            1.64             77%               68%
30       1.10%                      7.980%           3/1/03            1.48             69%               64%
31       1.05%                      9.125%           7/1/03            1.36             75%               70%
32       0.38%                      9.000%           11/1/06           1.23             75%               68%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

ID DEAL NAME                        CITY              ST.     UNITS    OCC.     ORIGINATOR           CUT-OFF BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
33 Greenglen II                     Lima              OH        55      85%       PW                   $   892,500
34 Hadley Park                      Lowell            MA        70      99%       Chase                $ 2,555,549
35 Hampton Greens                   Dallas            TX       309      96%       Secore               $ 5,754,669
36 Heathmoore I                     Indianapolis      IN        56      93%       PW                   $ 1,230,392
37 Hickory Hill Est. MH Park        Pleasant Valley   NY       116     100%       Chase                $ 2,500,000
38 Hickory Mill I                   Hurricane         WV        49      83%       PW                   $   935,000
39 Hickory Mill II                  Hurricane         WV        45      86%       PW                   $   816,000
40 Hillcrest Village                Crestview         FL        65      98%       PW                   $   979,687
41 Hillview Terrace                 Pensacola         FL        60      98%       PW                   $ 1,100,000
42 Imperial Crown Apts.             Lakeland          FL       174      95%       HCMC                 $ 3,637,372
43 Kings Crossing I                 Jacksonville      FL        69      96%       PW                   $ 1,180,695
44 Kingston Green                   Kokomo            IN       133      98%       Chase                $ 2,603,949
45 Kingstown Apartments             Savannah          GA       129      95%       HCMC                 $ 2,144,088
46 Lakeview Apartments              Ingelside         IL        66      83%       Chase                $ 1,395,717
47 Landings                         Tampa             FL       200      94%       Secore               $ 2,282,024
48 Larkspur II                      Hilliard          OH        61      92%       PW                   $ 1,478,751
49 Mallard Landing Apts.            West Palm Beach   FL       160      95%       Chase                $ 4,644,794
50 Maple Glen Apartments            West Haven        CT       129      93%       Chase                $ 3,344,611
51 Marina Del Sol Apartments        League City       TX        66      95%       HCMC                 $ 2,470,745
52 Meadowood                        Nicholasville     KY        67      97%       PW                   $ 1,402,500
53 Meadowood Flatwood               Flatwoods         KY        53      92%       PW                   $   863,167
54 Meadowood II Cols                Columbus          OH        24      96%       PW                   $   484,500
55 Millburn Ct II                   Centerville       OH        52      87%       PW                   $   909,600
56 Misty Woods                      Charlotte         NC       228      92%       Secore               $ 5,407,404
57 Montgomery Court I               Dublin            OH        60      97%       PW                   $ 1,281,986
58 Newberry                         Grove City        PA        53     100%       PW                   $   871,648
59 North Shore Estates              Highwood          IL       252      97%       Chase                $ 9,919,807
60 Oakland Hills Apartments         Margate           FL       189     100%       Chase                $ 5,095,411
61 Parkside Apartments              Glen Ellyn        IL       120      99%       Chase                $ 2,700,417
62 Parkville                        Gas City          IN        50      94%       PW                   $   746,125
63 Peter Paul Apartments            West Haven        CT        37      97%       Chase                $   918,520
64 Plantation Creek                 Atlanta           GA       484      94%       Secore               $15,788,514
65 Polo Club                        Fort Worth        TX       288      98%       HCMC                 $ 5,203,634

                     (TABLE RESTUBBED FROM ABOVE)

ID       % OF                        NOTE           MATURITY           UND.           CUT-OFF          MATURITY
         POOL                        RATE             DATE             DSC              LTV              LTV
------------------------------------------------------------------------------------------------------------------
33       0.34%                      9.000%           11/1/06           1.33             78%               70%
34       0.98%                      8.750%           9/1/06            1.62             70%               62%
35       2.20%                      7.880%           1/1/06            1.45             74%               65%
36       0.47%                      9.000%           11/1/06           1.38             77%               69%
37       0.95%                      8.625%           12/1/06           1.44             69%               57%
38       0.36%                      9.000%           11/1/06           1.38             81%               73%
39       0.31%                      9.000%           11/1/06           1.38             82%               74%
40       0.37%                      9.000%           11/1/06           1.30             70%               63%
41       0.42%                      9.000%           11/1/06           1.32             70%               63%
42       1.39%                      8.600%           9/1/02            1.17             70%               63%
43       0.45%                      9.000%           11/1/06           1.29             80%               71%
44       0.99%                      7.750%           1/1/06            1.70             70%               62%
45       0.82%                      9.040%           7/1/03            1.45             72%               68%
46       0.53%                      7.750%           1/1/06            1.67             65%               57%
47       0.87%                      7.880%           1/1/06            1.37             59%               52%
48       0.56%                      9.000%           11/1/06           1.20             80%               72%
49       1.77%                      8.900%           10/1/06           1.23             80%               72%
50       1.28%                      9.125%           9/1/06            1.40             73%               65%
51       0.94%                      8.730%           5/1/03            1.61             74%               69%
52       0.54%                      9.000%           11/1/06           1.35             81%               73%
53       0.33%                      9.000%           11/1/06           1.09             72%               64%
54       0.18%                      9.000%           11/1/06           1.21             78%               69%
55       0.35%                      9.000%           11/1/06           1.19             70%               63%
56       2.06%                      7.880%           1/1/06            1.44             64%               56%
57       0.49%                      9.000%           11/1/06           1.27             78%               70%
58       0.33%                      9.000%           11/1/06           1.36             76%               68%
59       3.79%                      7.750%           1/1/06            1.51             76%               67%
60       1.95%                      9.200%           7/1/03            1.26             76%               72%
61       1.03%                      8.875%           9/1/06            1.35             73%               65%
62       0.28%                      9.000%           11/1/06           1.39             68%               61%
63       0.35%                      9.125%           9/1/06            1.31             71%               63%
64       6.03%                      7.930%           2/1/06            1.49             73%               64%
65       1.99%                      8.140%           11/1/02           1.28             74%               69%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

               CHASE COMMERCIAL MORTGAGE SECURITIES CORP. 1996-2

ID        DEAL NAME                       CITY                 ST         UNITS        OCC.       ORIGINATOR        CUT OFF
---------------------------------------------------------------------------------------------------------------------------------
66        Princeton Park                  Lowell               MA         208          98%        Chase             $ 9,608,266
67        Princeton Place                 Worcester            MA         260          98%        Chase             $ 9,583,309
68        Raintree Village Apartments     Sherman              TX         144          99%        Chase             $ 2,896,820
69        Ridgewood I                     Bedford              IN          49          96%        PW                $   851,136
70        Shadow Bay II                   Jacksonville         FL          60          95%        PW                $   990,946
71        State Run                       Indianapolis         IN          90          99%        PW                $ 2,030,278
72        Sterling Rowe Apts.             Derby                CT          64          98%        Chase             $ 1,362,804
73        Stonehenge                      Tecumseh             MI          49          82%        PW                $ 1,071,000
74        Stonehenge I                    Richmond             IN          60         100%        PW                $ 1,123,700
75        Stonehenge Indy                 Indianapolis         IN          60          90%        PW                $ 1,200,000
76        Stoney Creek                    Dallas               TX         364          93%        Secore            $ 6,994,899
77        Summer Oaks Apts.               Oklahoma City        OK         196          95%        Chase             $ 2,248,732
78        Sunquest Apartments             Tucson               AZ         334          90%        Chase             $ 3,991,388
79        Turkscap III                    Brandon              FL          51          96%        PW                $   769,490
80        Valleyfield                     Lexington            KY          83          95%        PW                $ 1,837,415
81        Valleytree Apartments           Arlington            TX         184          96%        Secore            $ 4,218,000
82        Waterbury                       Greenwood            IN          45         100%        PW                $   825,000
83        Wildbrooke Apartments           West Haven           CT          54          98%         Chase            $   923,512
84        Willow Run                      New Albany           IN          64          98%         PW               $ 1,131,821
85        Willowood                       Grove City           OH          47          96%         PW               $   947,845
86        Willowood I                     Trotwood             OH          60          92%         PW               $   865,000
87        Willowood II                    Grove City           OH          27          92%         PW               $   552,500
88        Willowood II                    Wooster              OH          54          98%         PW               $   869,233
89        Winthrop Court I                Columbus             OH          62          97%         PW               $ 1,172,085
90        Wood Creek                      Mesa                 AZ         432          93%         Secore           $12,809,549
91        Woodbine                        Portsmouth           OH         42          100%         PW               $   637,500
92        Woodcliff II                    Lilburn              GA         72           88%         PW               $ 1,683,000
93        Woodlands I                     Zelienople           PA         51           96%         PW               $ 1,041,250
94        Woodlands II                    Streetsboro          OH         60          100%         PW               $ 1,590,000
95        Woods of Inverness              Houston              TX         272          93%         Secore           $ 5,208,967
96        Woodvalley                      Anniston             AL         69           99%         PW               $ 1,417,610
                                                                                                                  ---------------
                                                                                                                    $261,954,164
                                                                                                                   ==============

                     (TABLE RESTUBBED FROM ABOVE)

ID      % OF POOL        NOTE RATE     MATURITY DATE    UND. DSC      CUT-OFF LTV      MATURITY LTV
------------------------------------------------------------------------------------------------------------
66        3.67%           8.750%          9/1/06          1.63             79%              70%
67        3.66%           8.750%          9/1/06          1.46             73%              65%
68        1.11%           9.000%          10/1/06         1.42             75%              67%
69        0.32%           9.000%          11/1/06         1.37             79%              71%
70        0.38%           9.000%          11/1/06         1.35             74%              66%
71        0.78%           9.000%          11/1/06         1.27             81%              73%
72        0.52%           9.125%          9/1/06          1.55             72%              64%
73        0.41%           9.000%          11/1/06         1.34             82%              74%
74        0.43%           9.000%          11/1/06         1.36             80%              72%
75        0.46%           9.000%          11/1/06         1.36             77%              69%
76        2.67%           7.880%          1/1/06          1.43             69%              60%
77        0.86%           8.850%          11/1/06         1.47             79%              70%
78        1.52%           9.125%          8/1/06          1.48             63%              57%
79        0.29%           9.000%          11/1/06         1.21             77%              69%
80        0.70%           9.000%          11/1/06         1.20             83%              74%
81        1.61%           7.570%          2/1/03          1.46             70%              65%
82        0.31%           9.000%          11/1/06         1.30             79%              70%
83        0.35%           9.125%          9/1/06          1.34             77%              69%
84        0.43%           9.000%          11/1/06         1.43             75%              67%
85        0.36%           9.000%          11/1/06         1.34             76%              68%
86        0.33%           9.000%          11/1/06         1.16             79%              70%
87        0.21%           9.000%          11/1/06         1.27             79%              71%
88        0.33%           9.000%          11/1/06         1.32             66%              59%
89        0.45%           9.000%          11/1/06         1.32             69%              62%
90        4.89%           7.930%          2/1/06          1.43             73%              65%
91        0.24%           9.000%          11/1/06         1.26             85%              76%
92        0.64%           9.000%          11/1/06         1.39             77%              69%
93        0.40%           9.000%          11/1/06         1.35             83%              75%
94        0.61%           9.000%          11/1/06         1.32             80%              71%
95        1.99%           7.880%          1/1/06          1.47             70%              62%
96        0.54%           9.000%          11/1/06         1.25             79%              71%
        ---------------------------------------------------------------------------------------
        100.00            8.432%                          1.43             73%              65%

-------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

   A chart providing a geographic overview of the Mortgage Pool is located here. The chart consists of a map of the United States of America which lists for each state where Mortgaged Properties are located the following information: (i) the number of Mortgaged Properties located in such state; (ii) the aggregate dollar amount of the Mortgage Loans secured by such Mortgaged Properties and (iii) the percentage that the aggregate dollar amount of the Mortgage Loans secured by such Mortgaged Properties represents out of the aggregate dollar amount of the entire Mortgage Pool.